FREMONT MUTUAL FUNDS, INC.

                         Supplement dated June 30, 2003
                                       to
                         Prospectus dated March 1, 2003


FREMONT GLOBAL FUND

Based on the recommendation of the Fremont Asset Allocation Committee, effective June 30, 2003 Fremont Investment Advisors, Inc. (the "Advisor") eliminated the Global Fund's mid cap value portfolio, managed by J.P. Morgan Investment Management, and reallocated these assets into the Fund's large cap growth portfolio. All references to J.P. Morgan Investment Management on pages 3 and 25 of the prospectus are deleted.

The following supplements pages 3 and 24 of the prospectus:

Effective June 30, 2003, the Advisor hired Northstar Capital Management, Inc. as Sub-Advisor to manage the U.S. large cap growth portfolio of the Fremont Global Fund. The portfolio is team managed by H. Kent Mergler, CFA, CIC, president, Stephen K. Mergler, JD, vice president, Robert G. Jacobsen, senior vice president, and Peter V. Van Beuren, senior vice president. The members of the team have an average of 28 years of investment experience.

Separately, Noel DeDora resigned from the Advisor and therefore is no longer a member of the Asset Allocation Committee. All references to Mr. DeDora on pages 3 and 24 of the prospectus are deleted.

FREMONT STRUCTURED CORE FUND

Effective June 30, 2003, the Advisor lowered the management fee of the Fremont Structured Core Fund from 0.50% to 0.35%. This change is reflected in the example below and on page 25 of the prospectus.

The following replaces the "Fees and Expenses" and "Example" sections on page 11 of the prospectus:

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
Redemption Fee (None)*
Annual Fund Operating Expenses**
    Deducted from Fund assets
Management Fees............................0.35%
Distribution (12b-1) Fees..................None
Other Expenses.............................0.51%
  Total Annual Fund
      Operating Expenses...................0.86%

*The Transfer Agent charges a $10 service fee on wire redemptions. **The expense information in the table has been restated to reflect current fees.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

FREMONT STRUCTURED CORE FUND
1 Year            3 Years           5 Years          10 Years
-------------------------------------------------------------
$88               $274              $477             $1061

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year and all dividends are reinvested.

o    The Fund's operating expenses remain the same.